UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2012

SOLLENSYS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 Hampshire Court

Newport Beach, CA 92660

(Address of principal executive office)

(949) 642-7816

(Registrant's telephone number, including area code)

HEALTH DIRECTORY, INC.

6312 Seven Corners Center #303, Falls Church, Virginia 22044

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Termination of Li & Company, PC

On September 10, 2012, the Board of Directors of the Company approved the decision to dismiss its independent public accountants Li & Company, PC (“LICO”).  Through the date of LICO’s dismissal, there were no disagreements with LICO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LICO’s satisfaction, would have caused LICO to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a) (1) (iv) of Regulation S-K.

LICO was engaged by the Company on April 8, 2011.

The Company provided LICO with a copy of the foregoing disclosures and requested LICO to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated September 17, 2012, is filed as Exhibit 16.1 to this Form 8-K.

b)  Engagement of Rotenberg & Co. LLP

On September 10, 2012, the Board of Directors of the Company approved the change of independent auditors and the engagement of EFP Rotenberg (“EFP”) as the Company’s independent public accountants.  EFP has been engaged to report on the financial statements for the quarter ending September 30, 2012 and perform an audit of the Company for the year ended December 31, 2012.

Neither the Company nor anyone on its behalf has consulted EFP regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.

Exhibit

16.1

Letter from Li & Company, PC, dated September 17, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sollensys Corp.

Date: September 17, 2012	By: /s/ Rowland W. Day
Rowland W. Day
Chief Executive Officer

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